SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                Date of Report (Date of earliest event reported:)
                        April 21, 2005 (April 21, 2005)

                     American Physicians Service Group, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                        0-11453                         75-1458323
  (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)



     1301 Capitol of Texas Highway
              Suite C-300
             Austin, Texas                                      78746
(Address of principal executive offices)                      (Zip Code)



                                 (512) 328-0888
              (Registrant's telephone number, including area code)




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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On April 21, 2005, Robert L. Myer notified us that he would not stand for re-election to our Board of Directors at the next meeting of shareholders. Mr. Myer said he based his decision on the need to devote more time to his other business and personal demands.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Physicians Service Group, Inc.



Date: April 21, 2005         By:  /s/ W.H. Hayes
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                              Name:    W.H. Hayes
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                              Title:   Sr VP - Finance
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